Other Income	12 Months Ended
Dec. 31, 2018
OTHER INCOME [Abstract]
Other Income

NOTE 22 – OTHER INCOME

On November 15, 2012 (as amended in March 2014), Navios Holdings and Navios Partners entered into an agreement (the “Navios Holdings Guarantee”) by which Navios Holdings will provide supplemental credit default insurance with a maximum cash payment of $20,000. The final settlement of the amount due will take place at any time but in no case later than December 31, 2019, in accordance with a letter of agreement effective as of December 29, 2017. During the year ended December 31, 2018, the Company did not submit any claims to Navios Holdings for charterers’ default under this agreement. During the years ended December 31, 2017 and 2016, the Company submitted claims for charterers’ default under this agreement to Navios Holdings for a total amount of $7,242 and $9,153, respectively, net of applicable deductions, of which $7,623 and $9,635 was recorded as “Other income”. Net of the $2,000 write down, the claim amounted to $17,612, including accrued interest and discount unwinding of $389 for the year ended December 31, 2018, presented under the caption “Amounts due from related parties-short term” in the Consolidated Balance Sheets.

On November 10, 2016, Navios Partners repaid $28,052 in cash for the settlement of a nominal amount of $30,192 of the July 2012 Credit Facility achieving a $2,140 gain on debt repayment